Exhibit 10.02

REVOLVING CREDIT NOTE

$12,000,000                                                                                                                     January 27, 2012

FOR VALUE RECEIVED and intending to be legally bound, the undersigned, WPCS International Incorporated, a Delaware corporation ("WPCS"), WPCS International – Suisun City, Inc., a California corporation (“WPCS Suisun City”),  WPCS International – Seattle, Inc., a Washington corporation (“WPCS Seattle”), WPCS International – Portland, Inc., an Oregon corporation (“WPCS Portland”), WPCS International – Hartford, Inc., a Connecticut corporation (“WPCS Hartford”), WPCS International – Lakewood, Inc., a New Jersey corporation (“WPCS Lakewood”), and WPCS International – Trenton, Inc., a New Jersey corporation (“WPCS Trenton,” and collectively with WPCS, WPCS Suisun City, WPCS Seattle, WPCS Portland, WPCS Hartford and WPCS Lakewood, the “Borrowers”, and each a “Borrower”), jointly and severally promise to pay, in lawful money of the United States of America, to the order of Sovereign Bank, N.A., a national banking association (“Lender”), at the address set forth in Section 9.8 of the Loan Agreement (as defined below), the maximum aggregate principal sum of Twelve Million Dollars ($12,000,000) or such lesser sum which represents the principal balance outstanding under the Revolving Credit established pursuant to the provisions of that certain Loan and Security Agreement dated of even date herewith, by and among Borrowers and Lender (as it may be supplemented, restated, superseded, amended or replaced from time to time, the “Loan Agreement”).  The outstanding principal balance hereunder shall be payable in accordance with the terms of the Loan Agreement.  The actual amount due and owing from time to time hereunder shall be evidenced by Lender’s records of receipts and disbursements with respect to the Revolving Credit, which shall, in the absence of manifest error, be conclusive evidence of the amount.  All capitalized terms used herein without further definition shall have the respective meanings ascribed thereto in the Loan Agreement.

Borrowers further agree to pay interest on the outstanding principal balance hereunder from time to time at the per annum rates set forth in the Loan Agreement.  Interest shall be calculated on the basis of a year of 360 days but charged for the actual number of days elapsed, and shall be due and payable as set forth in the Loan Agreement.

This Revolving Credit Note is that certain Revolving Credit Note referred to in the Loan Agreement.

If an Event of Default occurs and is continuing under the Loan Agreement, the unpaid principal balance of this Revolving Credit Note along with all accrued and unpaid interest and unpaid Expenses shall become, or may be declared, immediately due and payable as provided in the Loan Agreement.  The obligations evidenced by this Revolving Credit Note are secured by the Collateral.

This Revolving Credit Note may be prepaid only in accordance with the terms and conditions of the Loan Agreement.

Borrowers hereby waive protest, demand, notice of nonpayment and all other notices in connection with the delivery, acceptance, performance or enforcement of this Revolving Credit Note.

This Revolving Credit Note shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Pennsylvania. The provisions of this Revolving Credit Note are to be deemed severable and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions of this Revolving Credit Note which shall continue in full force and effect.  No modification hereof shall be binding or enforceable against Lender unless approved in writing by Lender.

BORROWERS (AND LENDER BY ITS ACCEPTANCE HEREOF) HEREBY WAIVE ANY AND ALL RIGHTS THEY MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION, PROCEEDING OR COUNTERCLAIM ARISING WITH RESPECT TO RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO OR UNDER THE LOAN DOCUMENTS OR WITH RESPECT TO ANY CLAIMS ARISING OUT OF ANY DISCUSSIONS, NEGOTIATIONS OR COMMUNICATIONS INVOLVING OR RELATED TO ANY PROPOSED RENEWAL, EXTENSION, AMENDMENT, MODIFICATION, RESTRUCTURE, FORBEARANCE, WORKOUT, OR ENFORCEMENT OF THE TRANSACTIONS CONTEMPLATED HEREUNDER OR UNDER THE LOAN DOCUMENTS.

THE FOLLOWING SETS FORTH A WARRANT OF AUTHORITY FOR ANY ATTORNEY TO CONFESS JUDGMENT AGAINST BORROWERS, OR ANY OF THEM.  IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST BORROWERS, OR ANY OF THEM, BORROWERS, FOLLOWING CONSULTATION WITH (OR DECISION NOT TO CONSULT WITH) SEPARATE COUNSEL FOR BORROWERS, AND WITH KNOWLEDGE OF THE LEGAL EFFECT HEREOF, HEREBY WAIVE ANY AND ALL RIGHTS BORROWERS HAVE, OR MAY HAVE, TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING BEFORE ENTRY OF JUDGMENT UNDER THE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA.  BORROWERS ACKNOWLEDGE THAT PURSUANT TO THIS WARRANT OF ATTORNEY, LENDER IS AUTHORIZED TO ENTER A JUDGMENT AGAINST BORROWERS WHICH WILL GIVE LENDER A LIEN AGAINST REAL PROPERTY AND WHICH MAY PERMIT LENDER TO, UTILIZING THE POWER OF STATE GOVERNMENT, SEIZE PERSONAL PROPERTY INCLUDING BORROWERS’ DEPOSIT ACCOUNTS.  BORROWERS SPECIFICALLY ACKNOWLEDGE THAT LENDER HAS RELIED ON THIS WARRANT OF ATTORNEY IN GRANTING THE FINANCIAL ACCOMMODATIONS DESCRIBED HEREIN.

BORROWERS HEREBY EMPOWER ANY CLERK, OR ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR BORROWERS AFTER ANY EVENT OF DEFAULT IN ANY AND ALL ACTIONS WHICH MAY BE BROUGHT HEREUNDER IN THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE AND CONFESS JUDGMENT AGAINST BORROWERS, OR ANY OF THEM, FOR ALL, OR ANY PART OF, THE UNPAID PRINCIPAL BALANCE HEREUNDER AND ACCRUED INTEREST, TOGETHER WITH OTHER EXPENSES INCURRED IN CONNECTION THEREWITH AND ATTORNEYS’ FEES IN NO EVENT LESS THAN THREE THOUSAND DOLLARS ($3,000), AND FOR SUCH PURPOSE THE ORIGINAL OR ANY PHOTOCOPY OF THIS REVOLVING CREDIT NOTE AND AN AFFIDAVIT OF LENDER OR LENDER'S COUNSEL AVERRING TO THE EVENT OF DEFAULT SHALL BE A GOOD AND SUFFICIENT WARRANT OF ATTORNEY. SUCH AUTHORIZATION SHALL NOT BE EXHAUSTED BY ONE EXERCISE THEREOF, BUT JUDGMENT MAY BE CONFESSED AS AFORESAID FROM TIME TO TIME.  BORROWERS HEREBY WAIVE ALL ERRORS AND RIGHTS OF APPEAL, AS WELL AS RIGHTS TO STAY OF EXECUTION AND EXEMPTION OF PROPERTY, IN ANY ACTION TO ENFORCE ITS LIABILITY HEREON.

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IN WITNESS WHEREOF, and intending to be legally bound hereby, Borrowers have executed these presents the day and year first above written.

WPCS INTERNATIONAL INCORPORATED

By:_____________________________________
Name: ___________________________________
Title: ____________________________________

WPCS INTERNATIONAL – SUISUN CITY, INC.

By: _____________________________________
Name: ___________________________________
Title: ____________________________________

WPCS INTERNATIONAL – SEATTLE, INC.

By: _____________________________________
Name: ___________________________________
Title: ____________________________________

WPCS INTERNATIONAL – PORTLAND, INC.

By: _____________________________________
Name: ___________________________________
Title: ____________________________________

WPCS INTERNATIONAL – HARTFORD, INC.

By: _____________________________________
Name: ___________________________________
Title: ____________________________________

WPCS INTERNATIONAL – LAKEWOOD, INC.

By: _____________________________________
Name: ___________________________________
Title: ____________________________________

WPCS INTERNATIONAL – TRENTON, INC.

By: _____________________________________
Name: ___________________________________
Title: ____________________________________

[SIGNATURE PAGE TO REVOLVING CREDIT NOTE]

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